Exhibit 10

CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our report, dated August 13, 2003, with respect to the financial statements of Low Duration Master Portfolio for the year ended June 30, 2003, incorporated by reference in this Registration Statement on Form N-1A under the Securities Act of 1933 and under the Investment Company Act of 1940 (File No. 811-10089) of Fund Asset Management Master Trust.

/s/ Ernst & Young LLP

MetroPark, New Jersey October 22, 2003